Exhibit 13.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of De Rigo S.p.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the fiscal year ended December 31, 2004 of the Company (the “Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2005
/s/ Ennio De Rigo
	Name:	Ennio De Rigo
	Title:	Chief Executive Officer

Dated: June 28, 2005
/s/ Maurizio Dessolis
	Name:	Maurizio Dessolis
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to De Rigo S.p.A. and will be retained by De Rigo S.p.A. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 13.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of De Rigo S.p.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F/A for the fiscal year ended December 31, 2004 of the Company (the “Form 20-F/A”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ennio De Rigo
Dated: June 30, 2005	Name:	Ennio De Rigo
	Title:	Chief Executive Officer

/s/ Maurizio Dessolis
Dated: June 30, 2005	Name:	Maurizio Dessolis
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to De Rigo S.p.A. and will be retained by De Rigo S.p.A. and furnished to the Securities and Exchange Commission or its staff upon request.